EXHIBIT 99.2
     Funds from Operations (“FFO”) and Adjusted FFO, which is FFO adjusted to account for cash inflows or outflows associated with the deferred energy accounts, are presented here because Sierra Pacific Resources (the “Company”) believes that these measures are useful to investors because the rating agencies use these measures when determining a company’s credit ratings. The cost of the Company’s debt, the ability of the Company’s subsidiaries to pay dividends to the Company, and other capital and operational costs and expenses are impacted by the Company’s credit ratings. The Company believes that net income is the most directly comparable GAAP measure to FFO.
     Since FFO excludes certain items includable in net income, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP measures. FFO is not necessarily an indication of the Company’s cash flow available to fund cash needs. Additionally, it should not be used as an alternative to net income when evaluating the Company’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Company’s liquidity or ability to make cash distributions or pay debt service. The FFO presented by the Company may not be comparable to the FFO presented by other utility companies.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Resources
Funds From Operations (FFO)

									LTM
	Three Months ended March 31,		Year Ended December 31,						March 31,
	2008	2007	2007		2006		2005		2008
Net Income Applicable to Common Stock	$24,058	$15,607	$197,295		$277,451		$82,237		$205,746

Adjustments to reconcile net income to net cash from operating activities: -
Depreciation and amortization	62,070	56,233	235,532		228,875		214,662		241,369
Deferred taxes and deferred investment tax credit	9,482	5,165	79,337		136,026		41,609		83,654
AFUDC (Debt and Equity)	(21,109)	(11,901)	(57,776)		(35,345)		(45,013)		(66,984)
Reinstatement of deferred energy costs	—	—	—		(178,825)		—		—
Carrying charge on Lenzie plant	—	(10,082)	(16,080)		(33,440)		—		(5,998)
Reinstated interest on deferred energy	—	(11,076)	(11,076)		—		—		—
Gain on sale of investment	—	—	(1,369)		(62,927)		—		(1,369)
Other, net	(9,000)	(3,637)	23,679		24,650		(219)		18,316

Funds from Operations (Before Deferred Energy Costs)	65,501	40,309	449,542		356,465		293,276		474,734

Amortization of deferred energy costs — electric	56,727	36,134	246,907		166,821		188,221		267,500
Amortization of deferred energy costs — gas	(637)	478	701		6,234		1,446		(414)
Deferral of energy costs — electric plus terminated suppliers	(1,476)	228	51,311		(45,996)		(23,063)		49,607
Deferral of energy costs — gas	4,233	(2,330)	10,668		436		(2,519)		17,231
Payment to terminating supplier	—	—	—		(65,368)		—		—
Proceeds from claim on terminating supplier	—	—	—		41,365		—		—

Adjusted Funds from Operations	$124,348	$74,819	$759,129		$459,957		$457,361		$808,658

Long-term debt	4,173,617	4,147,322	$4,137,864		$4,001,542		$3,817,122		4,173,617
Current maturities of long-term debt	110,168	8,625	110,285		8,348		58,909		110,168

Total Debt	$4,283,785	$4,155,947	$4,248,149		$4,009,890		$3,876,031		$4,283,785

Preferred Stock	$—	$—	$—		$—		$50,000		—

Interest charges	68,504	69,669	$279,788		$311,088		$284,927		278,623
AFUDC (Debt)	9,152	5,334	25,967		17,119		24,691		29,785

Adjusted Interest Expense	$77,656	$75,003	$305,755		$328,207		$309,618		$308,408

Total Debt/Funds from operations			9.45	x	11.25	x	13.22	x	9.02	x
Total Debt/Adjusted FFO			5.60	x	8.72	x	8.47	x	5.30	x
Funds from Operations Interest Coverage			2.47	x	2.09	x	1.95	x	2.54	x
Adjusted Funds From Operations Interest Coverage			3.48	x	2.40	x	2.48	x	3.62	x
Common Shareholders’ Equity			$2,996,575		$2,622,297		$2,060,154		$3,004,497
Total Capitalization (including current maturities of long-term debt)			$7,244,724		$6,632,187		$5,986,185		$7,288,282
Total Debt/Total Capitalization			58.64%		60.46%		64.75%		58.78%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Nevada Power Company
Funds From Operations (FFO)

									LTM March
	Three Months ended March 31,		Year Ended December 31,						31,
	2008	2007	2007		2006		2005		2008
Net Income	$7,971	$4,582	$165,694		$224,540		$132,734		$169,083

Adjustments to reconcile net income to net cash from operating activities: -
Depreciation and amortization	40,630	35,761	152,139		141,585		124,098		157,008
Deferred taxes and deferred investment tax credit	(14,443)	(2,645)	56,868		107,392		86,910		45,070
AFUDC (Debt and Equity)	(12,213)	(5,648)	(29,057)		(23,369)		(41,870)		(35,622)
Reinstatement of deferred energy costs	—	—	—		(178,825)		—		—
Carrying charge on Lenzie plant	—	(10,082)	(16,080)		(33,440)		—		(5,998)
Reinstated interest on deferred energy	—	(11,076)	(11,076)		—		—		—
Other, net	(4,685)	(4,419)	5,831		3,394		(7,433)		5,565

Funds from Operations (Before Deferred Energy Costs)	17,260	6,473	324,319		241,277		294,439		335,106

Amortization of deferred energy costs	46,765	24,082	203,213		120,499		131,471		225,896
Deferral of energy costs plus terminated suppliers	(2,723)	(844)	15,779		(46,086)		(31,219)		13,900
Payment to terminating supplier	—	—	—		(37,410)		—		—
Proceeds from claim on terminating supplier	—	—	—		26,391		—		—

Adjusted Funds from Operations	$61,302	$29,711	$543,311		$304,671		$394,691		$574,902

Long-term debt	2,564,629	2,501,650	$2,528,141		$2,380,139		$2,214,063		2,564,629
Current maturities of long-term debt	8,616	6,225	8,642		5,948		6,509		8,616

Total Debt	$2,573,245	$2,507,875	$2,536,783		$2,386,087		$2,220,572		$2,573,245

Interest charges	$41,473	$43,992	$174,667		$176,612		$134,657		172,148
AFUDC (Debt)	5,355	2,550	13,196		11,614		23,187		16,001

Adjusted Interest Expense	$46,828	$46,542	$187,863		$188,226		$157,844		$188,149

Total Debt/Funds from Operations			7.82	x	9.89	x	7.54	x	7.68	x
Total Debt/Adjusted FFO			4.67	x	7.83	x	5.63	x	4.48	x
Funds from Operations Interest Coverage			2.73	x	2.28	x	2.87	x	2.78	x
Adjusted Funds From Operations Interest Coverage			3.89	x	2.62	x	3.50	x	4.06	x
Common Shareholder’s Equity			$2,376,740		$2,172,198		$1,762,089		$2,421,671
Total Capitalization (including current maturities of long-term debt)			$4,913,523		$4,558,285		$3,982,661		$4,994,916
Total Debt/Total Capitalization			51.63%		52.35%		55.76%		51.52%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Power Company
Funds From Operations (FFO)

									LTM
	Three Months ended March 31,		Year Ended December 31,						March 31,
	2008	2007	2007		2006		2005		2008
Net Income	$24,284	$21,968	$65,667		$57,709		$52,074		$67,983

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	21,440	20,472	83,393		87,279		90,569		84,361
Deferred taxes and deferred investment tax credit	9,629	1,142	(36,713)		(39,361)		209		(28,226)
AFUDC (Debt and Equity)	(8,896)	(6,253)	(28,719)		(11,976)		(3,143)		(31,362)
Other, net	(2,789)	1,881	14,577		16,935		318		9,907

Funds from Operations (Before Deferred Energy Costs)	43,668	39,210	98,205		110,586		140,027		102,663

Amortization of deferred energy costs — electric	9,962	12,052	43,694		46,322		56,750		41,604
Amortization of deferred energy costs — gas	(637)	478	701		6,234		1,446		(414)
Deferral of energy costs — electric plus terminated suppliers	1,247	1,072	35,532		90		8,156		35,707
Deferral of energy costs — gas	4,233	(2,330)	10,668		436		(2,519)		17,231
Payment to terminating supplier	—	—	—		(27,958)		—		—
Proceeds from claim on terminating supplier	—	—	—		14,974		—		—

Adjusted Funds from Operations	$58,473	$50,482	$188,800		$150,684		$203,860		$196,791

Long-term debt	$1,083,870	$1,095,180	$1,084,550		$1,070,858		$941,804		$1,083,870
Current maturities of long-term debt	101,552	2,400	101,643		2,400		52,400		101,552

Total Debt	$1,185,422	$1,097,580	$1,186,193		$1,073,258		$994,204		$1,185,422

Preferred Stock	$—	$—	$—		$—		$50,000		—

Interest charges	$16,587	$14,783	$60,735		$71,506		$69,067		$62,539
AFUDC (Debt)	3,797	2,784	12,771		5,505		1,504		13,784

Adjusted Interest Expense	$20,384	$17,567	$73,506		$77,011		$70,571		$76,323

Total Debt/Funds from Operations			12.08	x	9.71	x	7.10	x	11.55	x
Total Debt/Adjusted FFO			6.28	x	7.12	x	4.88	x	6.02	x
Funds from Operations Interest Coverage			2.34	x	2.44	x	2.98	x	2.35	x
Adjusted Funds From Operations Interest Coverage			3.57	x	2.96	x	3.89	x	3.58	x
Common Shareholder’s Equity			$1,001,840		$884,737		$727,777		$1,037,364
Total Capitalization (including current maturities of long-term debt)			$2,188,033		$1,957,995		$1,771,981		$2,222,786
Total Debt/Total Capitalization			54.21%		54.81%		56.11%		53.33%